(ICON)

Nicholas-
Applegate
Growth
Equity
Fund

ANNUAL
REPORT
Dec. 31, 1995
(LOGO)

Nicholas-Applegate Growth Equity Fund

Performance At A Glance.
In 1995, the combination of moderate economic growth with strong corporate profits, declining interest rates, and low inflation contributed to a persistent, bullish advance of U.S. stocks. Steady cash flows to mutual funds, also contributed to the rally as strong demand pushed stock prices higher. Within this enviroment, the continued application of our investment philosophy resulted in solid returns.

Cumulative Total Returns1                              As of 12/31/95
                             One      Five        Since
                             Year     Years     Inception2
Class A                      31.2%    141.7%       176.2%
Class B                      30.1       N/A         90.4
Class C                      30.1       N/A         29.4
Lipper Growth Fund Avg3      30.8     113.4        157.9

Average Annual Total Returns1                          As of 12/31/95
                             One      Five        Since
                             Year     Years     Inception2
Class A                      24.6%    18.1%         11.7%
Class B                      25.1      N/A          15.1
Class C                      29.1      N/A          20.1

Past performance is not a guarantee of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: commencement of investment operations 4/20/87 for Class A; 6/10/91 for Class B; and 8/1/94 for Class C.

3The Lipper Growth fund average includes 572 funds for one year and 163 funds since inception of the Class A shares on 4/20/87.

How Investments Compared.
(As of 12/31/95)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. In general, the greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors have received higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but historically, their returns have been generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Jack C. Marshall, Fund Manager                                (PICTURE)

Portfolio
Manager's Report

The Nicholas-Applegate Growth Equity Fund seeks to deliver capital appreciation through investment in growth companies with market capitalizations of $500 million to approximately $5 billion. Our bottom-up, growth investment philosophy focuses on identifying and investing in stocks meeting our investment criteria of sustainable, accelerating earnings growth and market leadership.

Strategy Session.

Our Position
As a result of our bottom-up stock selection process, the Fund had a large percentage of its assets in stocks within the technology, health technology, and consumer non-durables sectors. A number of these stocks such as LCI International and HFS Inc., registered double-digit gains and boosted performance.

Strengthening Our Position:

Biotechnology Surge
Over the last six months of the year, we noted promising developments among a number of biotechnology stocks and increased our exposure to this industry. Examples of biotech holdings in the Fund which delivered excellent performance include Amgen and Biochem Pharma. We do not speculate on the potential attractiveness of any industry or sector. Instead, we concentrate our efforts on identifying what we believe are the best individual stocks. Because we remain fully invested, prior to purchasing a new stock, we typically sell an existing holding. We believe this strategy keeps the portfolio constantly evolving toward increasing strength. Reflecting our fully-invested approach, 97.0% of the Fund was allocated to stocks at year-end. The remaining 3.0% was allocated to cash or cash equivalents for transactional purposes.

Sector Breakdown.*
Nicholas-Applegate Growth
Equity Fund as of 12/31/95
(PIE CHART)

Overview.
Nicholas-Applegate's disciplined investment philosophy reflects our search for companies we believe are responding positively to change and are poised for earnings growth and stock price appreciation.

What Went Well.

Technology Gained.
Technology stocks attracted a great deal of attention during 1995 as reports of rising profits, mergers and acquisitions, and public offerings received broad coverage in the financial press. For most of 1995, investors' increasing interest in technology stocks was accompanied by rising share prices. As a result of our bottom-up stock selection process, we were buying technology stocks in early 1994. Recognizing strong fundamental traits among a number of stocks in the sector, our weighting in technology increased. The combination of our stock selection, significant weighting, and the superior returns within this sector boosted returns much of the year. However, concerns regarding the sustainability of earnings growth among a number of technology stocks surfaced during the last half of 1995 and prompted us to reduce positions. Over the last six months of the year, we reduced our exposure in the technology sector on a stock-by-stock basis. We replaced the stocks we sold with stocks demonstrating more compelling features, primarily in the consumer non-durables and healthcare sectors. While many technology stocks retain fundamental strength, selectivity within this sector has become increasingly important. The Fund continues to hold only the stocks we believe are poised for significant appreciation and meet each of our investment criteria.

And Not So Well.

Retail Declined.
During October, prospects for weak consumer spending negatively impacted retail-related stocks. Disappointing performance by stocks such as Tandy Corp. and Federated Department Stores hindered returns and prompted us to reduce or eliminate our holdings.

Looking Ahead.
Many analysts are suggesting sluggish corporate profit growth in the months ahead. In this environment, we believe companies with accelerating earnings growth, such as those we seek, may attract increased investor recognition. We remain focused on finding such companies, as we believe accelerating earnings growth helps drive long-term appreciation. The Fund retains its high growth characteristics. As of December 31, 1995, this year's median earnings growth rate for stocks held in the Fund is 32.0% versus 13.5% for the S & P 500.

Five Largest Holdings.*
2.0%   Mattel Inc.
       Designs, manufactures and
       distributes toys.
2.0%   NIKE, Inc.
       Designs, develops and
       markets footware and
       apparel.
1.9%  AMGEN, Inc.
      Develops, manufactures
      and markets drugs.
1.9%  HFS Incorporated
      Franchisor of Hotels and
      Inns.
1.9%  Gucci Group
      Designs, produces and
      distributes accessories and
      apparel.
*Expressed as a percentage of total net
assets as of 12/31/95.

                                               Value
 Shares               Description             (Note 1)
              COMMON STOCKS--96.7%
              CAPITAL GOODS--26.0%
              Chemicals--1.5%
   158,400    IMC Fertilizer Group,
                Inc......................  $  6,474,600
                                           ------------
              Computers-Local Networks--6.5%
   109,500    3 Com Corp.*...............     5,105,437
    61,500    Cabletron Systems, Inc.*...     4,981,500
    91,400    Cisco Systems Inc.*........     6,820,725
    90,000    Compaq Computer Corp.*.....     4,320,000
   138,700    Solectron Corp.*...........     6,120,137
                                           ------------
                                             27,347,799
                                           ------------
              Retail Specialty Chain--2.1%
    62,700    Tandy Corp.................     2,602,050
   254,600    Staples Inc.*..............     6,205,875
                                           ------------
                                              8,807,925
                                           ------------
              Computers-Services--2.7%
   159,900    Ceridian Corp.*............     6,595,875
    69,400    Computer Sciences Corp.*...     4,875,350
                                           ------------
                                             11,471,225
                                           ------------
              Electronic Components--3.5%
    94,300    Analog Devices, Inc.*......     3,335,863
    68,100    Glenayre Technologies*.....     4,239,225
   100,000    Intel Corp.................     5,675,000
    40,000    Maxim Integrated Products,
                Inc.*....................     1,540,000
                                           ------------
                                             14,790,088
                                           ------------
              Telecommunication--9.7%
   147,000    ADC Telecommunications,
                Inc.*....................     5,365,500
   320,000    LCI International, Inc.*...     6,560,000
    41,400    MFS Communications Inc.*...     2,204,550
   132,400    Mobile Telecommunication
                Technologies Corp.*......     2,830,050
   102,500    Tele Communications, Inc.
                Liberty Media Group*.....     2,754,688
   258,900    Tele Communications, Inc.
                TCI Group Ser. A*........  $  5,145,638
   175,000    Tele Communications
                International, Inc.*.....     3,981,250
   234,500    Paging Network, Inc.*......     5,715,938
   172,500    WorldCom Inc.*.............     6,080,625
                                           ------------
                                             40,638,239
                                           ------------
              CONSUMER NON-DURABLES--29.4%
              Casinos--1.1%
   129,200    Mirage Resorts, Inc.*......     4,457,400
                                           ------------
              Drugs & Healthcare--12.5%
   135,600    AMGEN Inc.*................     8,051,250
   131,700    Biochem Pharmaceuticals
                Inc.*....................     5,284,462
    72,300    Biogen, Inc.*..............     4,446,450
   115,000    Columbia Healthcare
                Corp.....................     5,836,250
    35,500    Cordis Corp.*..............     3,567,750
    41,600    Genzyme Corp.*.............     2,594,800
   160,000    Healthsource Inc.*.........     5,760,000
   110,000    Idexx Laboratories,
                Inc.*....................     5,170,000
    70,000    Nellcor Inc.*..............     4,081,490
   101,000    United Healthcare Corp.*...     6,615,500
    26,100    Watson Pharmaceuticals
                Inc.*....................     1,278,900
                                           ------------
                                             52,686,852
                                           ------------
              Leisure And Recreation--4.2%
   151,800    Infinity Broadcasting
                Corp.*...................     5,654,550
   112,100    Viacom, Inc.*..............     5,310,737
                                           ------------
                                             10,965,287
                                           ------------
              Retail-Services--2.9%
   224,400    CUC International Inc.*....     7,657,650
    85,300    Kohl's Corp.*..............     4,478,250
                                           ------------
                                             12,135,900
                                           ------------
              Toys/Games/Hobbies--2.0%
   270,175    Mattel, Inc................     8,307,881
                                           ------------

                                      -2-     See Notes to Financial Statements.

                                               Value
 Shares               Description             (Note 1)
              Medical-Health Maintenance--3.1%
   140,900    Boston Scientific Corp.*...  $  6,904,100
    67,500    Medtronic, Inc.............     3,771,562
    74,300    Vencor Inc.*...............     2,414,750
                                           ------------
                                             13,090,412
                                           ------------
              Hotels & Restaurants--4.2%
    95,300    Hfs Incorporated*..........     7,790,775
   283,300    Host Marriott Corp.*.......     3,753,725
   159,900    Lone Star Steakhouse &
                Saloon, Inc.*............     6,136,163
                                           ------------
                                             17,680,663
                                           ------------
              Paper--1.0%
    91,800    Alco Standard Corp.........     4,188,375
                                           ------------
              ENERGY--4.8%
              Oil & Gas-Production/Pipeline--3.6%
   170,000    Enron Oil & Gas Co.........     4,080,000
   180,000    Pogo Producing Co..........     5,085,000
   101,300    Triton Energy Corp.........     5,812,088
                                           ------------
                                             14,977,088
                                           ------------
              Oil Services--1.2%
   100,000    Western Atlas, Inc.........     5,050,000
                                           ------------
              ENVIRONMENTAL SECTOR--0.8%
              Pollution Control Equipment &
                Service--0.8%
   106,400    Sanifill Inc.*.............     3,551,100
                                           ------------
              FINANCIAL SERVICES--10.7%
              Financial/Business Services--8.1%
   150,000    Allstate Corp..............     6,168,750
   159,900    Danka Business Systems PLC
                (ADR)....................     5,916,300
   150,000    Donaldson Lufkin & Jenrette
                Inc.*....................     4,687,500
   260,000    Equifax, Inc...............     5,557,500
    75,171    First Data Corp............     5,027,061
    71,300    Green Tree Financial
                Corp.....................     1,880,537
    86,200    MGIC Investment Corp.......     4,676,350
                                           ------------
                                             33,913,998
                                           ------------
              Insurance--2.6%
    95,900    Berkley (W.R.) Corp........  $  5,154,625
   119,700    SunAmerica, Inc............     5,685,750
                                           ------------
                                             10,840,375
                                           ------------
              GENERAL BUSINESS--11.5%
              Business Services--2.5%
   150,600    America Online Inc.*.......     5,647,500
   100,000    Gartner Group, Inc.*.......     4,787,500
                                           ------------
                                             10,435,000
                                           ------------
              Apparel & Textiles--9.0%
    87,800    Baby Superstore Inc.*......     5,004,600
   200,000    Gucci Group NV*............     7,775,000
   128,500    Jones Apparel Group,
                Inc.*....................     5,059,688
   120,000    Nautica Enterprises,
                Inc.*....................     5,250,000
   119,200    NIKE, Inc..................     8,299,300
   149,300    Tommy Hilfiger Corp.*......     6,326,587
                                           ------------
                                             37,715,175
                                           ------------
              HOUSING--1.1%
              Homebuilders--1.1%
   139,000    Pulte Corp.................     4,673,875
                                           ------------
              TECHNOLOGY SECTOR--12.4%
              Computer Hardware--1.8%
    72,397    Silicon Graphics Inc.*.....     1,990,917
   120,000    Sun Microsystems, Inc.*....     5,475,000
                                           ------------
                                              7,465,917
                                           ------------

                                      -3-     See Notes to Financial Statements.

                                               Value
 Shares               Description             (Note 1)
              Computers-Software--10.6%
    75,000    Adobe Systems, Inc.........  $  4,650,000
   180,000    Cadence Design Systems,
                Inc.*....................     7,560,000
   239,900    Mentor Graphics Corp.*.....     4,378,175
   112,999    Oracle Systems Corp.*......     4,788,333
    90,700    Parametric Technology
                Corp.*...................     6,031,550
    90,000    Sterling Software, Inc.*...     5,613,750
   213,100    Symantec Corp.*............     4,954,575
   170,700    Synopsys, Inc.*............     6,486,600
                                           ------------
                                             44,462,983
                                           ------------
              Total common stocks
                (cost $313,012,274)......   406,128,157
                                           ------------

Principal
  Amount
  (000)
----------
              SHORT-TERM INVESTMENTS--6.1%
              Commercial Paper--6.1%
              Philip Morris Capital Corp.
$   21,086    5.80%, 1/2/96..............    21,082,603
              UBS Finance Delaware, Inc.
     4,415    5.80%, 1/2/96..............     4,414,288
                                           ------------
                                             25,496,891
                                           ------------
              Other
              Seven Seas Money Market
                Fund
        65    5.38%......................        65,241
                                           ------------
              Total short-term
                investments
                (cost $25,562,132; Note
                4).......................    25,562,132
                                           ------------
              Total Investments--102.8%
                (cost $338,574,406)......   431,690,289
              Liabilities in excess of
                other
                assets--(2.8%)...........   (11,702,005)
                                           ------------
              Net Assets--100%...........  $419,988,284
                                           ------------
                                           ------------

---------------
* Non-income producing security.
ADR--American Depository Receipt.
                                      -4-     See Notes to Financial Statements.

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Statement of Assets and Liabilities

Assets
          December 31, 1995

          -----------------
Investments, at value (cost
$338,574,406).............................................     $ 431,690,289
Cash.........................................................................
 .........            33,356
Receivable for investments
sold.......................................................         1,213,090
Receivable for Fund shares
sold.......................................................           915,008
Dividends and interest
receivable.....................................................
100,061
Deferred expenses and other
assets....................................................             3,693

          -----------------
    Total
assets......................................................................
    433,955,497

          -----------------
Liabilities
Payable for investments
purchased.....................................................        11,921,117
Payable for Fund shares
reacquired....................................................         1,117,930
Accrued expenses and other
liabilities................................................           312,604
Due to
Manager........................................................................
         329,358
Due to
Distributor....................................................................
         262,706
Directors fees'
payable...............................................................
   23,498

          -----------------
    Total
liabilities.................................................................
     13,967,213

          -----------------
Net
Assets.......................................................................
 .....     $ 419,988,284

          -----------------

          -----------------
Net assets were comprised of:
  Common stock, at
par................................................................     $
285,885
  Paid-in capital in excess of
par....................................................       313,327,241

          -----------------

              313,613,126
  Accumulated net investment loss (comprised of equalization debits of
$25,587).......           (25,587)
  Accumulated net realized gain on
investments........................................        13,284,862
  Net unrealized appreciation on
investments..........................................        93,115,883

          -----------------
  Net assets, December 31,
1995.......................................................     $ 419,988,284

          -----------------

          -----------------
Class A:
  Net asset value and redemption price per share
    ($124,339,879 / 8,191,064 shares of common stock issued and
outstanding)..........            $15.18
  Maximum sales charge (5% of offering
price).........................................               .80

          -----------------
  Maximum offering price to
public....................................................            $15.98

          -----------------

          -----------------
Class B:
  Net asset value, offering price and redemption price per share
    ($290,751,349 / 20,059,552 shares of common stock issued and
outstanding).........            $14.49

          -----------------

          -----------------
Class C:
  Net asset value, offering price and redemption price per share
    ($4,897,056 / 337,868 shares of common stock issued and
outstanding)..............            $14.49

          -----------------

          -----------------

See Notes to Financial Statements.

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Statement of Operations

                                         Year Ended
                                        December 31,
Net Investment Loss                         1995
                                        ------------
Income
  Dividends (net of foreign
    withholding taxes
    of $26,671).......................  $ 1,033,010
  Interest............................    1,275,674
                                        ------------
    Total investment income...........    2,308,684
                                        ------------
Expenses
  Management fees.....................    3,593,831
  Distribution fee--Class A...........      189,732
  Distribution fee--Class B...........    2,655,967
  Distribution fee--Class C...........       29,607
  Transfer agent's fees and
  expenses............................      667,000
  Custodian's fees and expenses.......      139,000
  Reports to shareholders.............      119,000
  Registration fees...................       97,000
  Directors' fees and expenses........       80,000
  Audit fees and expenses.............       32,000
  Legal fees and expenses.............       25,000
  Miscellaneous.......................       35,056
                                        ------------
    Total expenses....................    7,663,193
                                        ------------
Net investment loss...................   (5,354,509 )
                                        ------------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
  transactions........................   37,652,628
Net increase in unrealized
  appreciation of
  investments.........................   68,899,944
                                        ------------
Net gain on investments...............  106,552,572
                                        ------------
Net Increase in Net Assets
Resulting from Operations.............  $101,198,063
                                        ------------
                                        ------------

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Statement of Changes in Net Assets

                                   Year Ended,
                                   December 31,
Increase (Decrease)       ------------------------------
in Net Assets                 1995             1994
                          -------------    -------------
Operations
  Net investment loss...  $  (5,354,509)   $  (4,194,662)
  Net realized gain
    (loss) on
    investment
    transactions........     37,652,628      (10,112,242)
  Net change in
    unrealized
    appreciation/depreciation
    on investments......     68,899,944      (23,327,641)
                          -------------    -------------
  Net increase
    (decrease) in
    net assets resulting
    from operations.....    101,198,063      (37,634,545)
                          -------------    -------------
Net equalization
  debits................        (25,587)              --
                          -------------    -------------
Distributions to
  shareholders from net
  realized gains on
  investments
    Class A.............     (3,870,372)      (2,241,607)
    Class B.............     (9,969,062)      (6,139,536)
    Class C.............       (145,786)              --
                          -------------    -------------
                            (13,985,220)      (8,381,143)
                          -------------    -------------
Fund share transactions
  (Note 5)
  (Net of share
  conversions)
  Net proceeds from
    shares subscribed...    497,447,785      272,635,593
  Net asset value of
    shares
    issued to
    shareholders in
    reinvestment of
    distributions.......     12,582,750        7,514,870
  Cost of shares
    reacquired..........   (523,457,280)    (238,413,707)
                          -------------    -------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions........    (13,426,745)      41,736,756
                          -------------    -------------
Total increase
  (decrease)............     73,760,511       (4,278,932)
Net Assets
Beginning of year.......    346,227,773      350,506,705
                          -------------    -------------
End of year.............  $ 419,988,284    $ 346,227,773
                          -------------    -------------
                          -------------    -------------

See Notes to Financial Statements.        See Notes to Financial Statements.

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Notes to Financial Statements
   Nicholas-Applegate Growth Equity Fund (the ``Fund'') is currently the only series of Nicholas-Applegate Fund, Inc. The Fund commenced operations as a closed-end, diversified management investment company on April 9, 1987. On June 7, 1991, the Fund ceased operations as a closed-end investment company. Effective June 10, 1991, trading in the Fund's shares was discontinued on the New York Stock Exchange and the Fund commenced operations as an open-end, diversified management investment company.
   The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and in securities convertible into or exercisable for common stocks (such as convertible preferred stocks, convertible debentures and warrants), the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500.

Note 1. Accounting           The following is a summary
Policies                     of significant accounting
                             policies followed by the
                             Fund in
the preparation of its financial statements.
Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales price. If there are no sales on the date of valuation, then investments are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities are valued at amortized cost.
   In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
   Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited to undistributed net investment income or loss. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares. Dividends and Distributions: Dividends from net investment income and distributions of net capital gains in excess of capital loss carryforwards, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date.
   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no tax provision is required.
   Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended December 31, 1995 the fund decreased accumulated net investment loss by $5,354,509, and decreased paid-in capital $5,354,509 due to the Fund experiencing a net investment loss during the year. Net realized gains and net assets were not affected by this change.

Note 2. Agreements            The Fund has a management
                              agreement with Prudential Mutual Fund Management,
Inc. (``PMF''). Pursuant to the management agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with Nicholas-Applegate Capital Management (``NACM''); NACM furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of the subadviser, the compensation of officers of the Fund who are employees of PMF, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
   The management fee paid PMF is computed daily and payable monthly at an annual rate of .95% of the average daily net assets of the Fund. PMF pays NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund. During the year ended December 31, 1995 PMF earned $3,593,831, in management fees of which it paid $2,839,126 to NACM under the foregoing agreements.
   The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Prudential Securities Incorporated (``PSI'') is distributor of the Class B shares and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Effective January 2, 1996, PSI became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD.
   Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the year ended December 31, 1995 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, B and C Plans were .17 of 1% of average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 1995.
   PMFD has advised the Fund that it has received approximately $301,000 in front-end sales charges resulting from sales of Class A shares for the year ended December 31, 1995. From these fees, PMFD paid such sales charges to PSI and PRUCO Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
   PSI advised the Fund that for the year ended December 31, 1995, it received approximately $979,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
   PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and (``Prusec'') are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America. (``Prudential'')

Note 3. Other                 Prudential Mutual Fund Ser-
Transactions                  vices, Inc. (``PMFS''), a
with Affiliates               wholly-owned subsidiary of
                              PMF, serves as the Fund's transfer agent. During
the year ended December 31, 1995, the Fund incurred fees of approximately $538,000 for the services of PMFS, of which approximately $46,000 was owed as of
December 31, 1995. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to non-affiliates.

Note 4. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the year ended
December 31, 1995 aggregated $382,497,020 and $418,766,840 respectively.
   The Federal income tax basis of the Fund's investments at December 31, 1995 was substantially the same as the basis for financial reporting, and, accordingly, net unrealized appreciation for federal income tax purposes was $93,115,883 (gross unrealized appreciation--$96,387,729; gross unrealized depreciation--$3,271,846).
   The Fund utilized its capital loss carryforward of approximately $6,662,100 to offset the Fund's net taxable gains realized and recognized in the fiscal year ended December 31, 1995.

Note 5. Capital               The Fund offers Class A,
                              Class B and Class C shares. Class A shares are
sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis appproximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

   The Fund has authorized 100 million shares of common stock at $.01 par value per share equally divided into three classes, designated Class A, Class B and Class C shares.
   Transactions in shares of common stock were as follows:

Class A                           Shares          Amount
------------------------------  -----------    -------------
Year ended
  December 31, 1995:
Shares sold...................   24,651,915    $ 348,256,276
Shares issued in reinvestment
  of distributions............      215,625        3,115,781
Shares reacquired.............  (25,323,931)    (359,037,322)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................     (456,391)      (7,665,265)
Shares issued upon conversion
  from Class B................    1,302,983       16,471,726
                                -----------    -------------
Net increase in shares
  outstanding.................      846,592    $   8,806,461
                                -----------    -------------
                                -----------    -------------
Year ended December 31, 1994:
Shares sold...................    9,749,098    $ 119,625,967
Shares issued in reinvestment
  of distributions............      123,315        1,648,716
Shares reacquired.............   (9,727,612)    (119,377,898)
                                -----------    -------------
Net increase in shares
  outstanding.................      144,801    $   1,896,785
                                -----------    -------------
                                -----------    -------------
Class B
------------------------------
Year ended
  December 31, 1995:
Shares sold...................   10,704,150    $ 145,320,817
Shares issued in reinvestment
  of distributions............      675,282        9,325,642
Shares reacquired.............  (12,198,113)    (163,546,779)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................     (818,681)      (8,900,320)
Shares reacquired upon
  conversion into Class A.....   (1,354,574)     (16,471,726)
                                -----------    -------------
Net decrease in shares
  outstanding.................   (2,173,255)   $ (25,372,046)
                                -----------    -------------
                                -----------    -------------
Year ended December 31, 1994:
Shares sold...................   12,516,034    $ 151,864,589
Shares issued in reinvestment
  of distributions............      451,938        5,866,154
Shares reacquired.............   (9,919,867)    (119,007,485)
                                -----------    -------------
Net increase in shares
  outstanding.................    3,048,105    $  38,723,258
                                -----------    -------------
                                -----------    -------------
Class C                           Shares          Amount
------------------------------  -----------    -------------
Year ended
  December 31, 1995:
Shares sold...................      297,211    $   3,870,692
Shares issued in reinvestment
  of distributions............       10,241          141,327
Shares reacquired.............      (64,764)        (873,179)
                                -----------    -------------
Net increase in shares
  outstanding.................      242,688    $   3,138,840
                                -----------    -------------
                                -----------    -------------
August 1, 1994* through
  December 31, 1994:
Shares sold...................       97,636    $   1,145,037
Shares reacquired.............       (2,456)         (28,324)
                                -----------    -------------
Net increase in shares
  outstanding.................       95,180    $   1,116,713
                                -----------    -------------
                                -----------    -------------

---------------
* Commencement of offering of Class C shares.

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Financial Highlights

                                                            Class A(a)

---------------------------------------------------------
                                                      Year Ended December 31,

---------------------------------------------------------
                                       1995        1994        1993        1992
       1991
                                     --------     -------     -------
-------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period...........................  $  11.99     $ 13.56     $ 12.77     $
11.73     $  10.19
                                     --------     -------     -------
-------     --------
Income from investment
  operations(b):
Net investment loss................     (0.11)      (0.07)      (0.07)
(0.07)       (0.10)
Net realized and unrealized gain
  (loss) on investment
  transactions.....................      3.82       (1.19)       2.63
1.11         5.50
                                     --------     -------     -------
-------     --------
  Total from investment
  operations.......................      3.71       (1.26)       2.56
1.04         5.40
                                     --------     -------     -------
-------     --------
Less distributions:
Distributions from net realized
  gains from investment
  transactions.....................     (0.52)      (0.31)      (1.77)
--        (3.86)
                                     --------     -------     -------
-------     --------
  Total distributions..............     (0.52)      (0.31)      (1.77)
--        (3.86)
                                     --------     -------     -------
-------     --------
Net asset value, end of period.....  $  15.18     $ 11.99     $ 13.56     $
12.77     $  11.73
                                     --------     -------     -------
-------     --------
                                     --------     -------     -------
-------     --------
TOTAL RETURN(d):...................     31.20%      (9.53)%     20.26%
8.87%       55.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....  $124,340     $88,069     $97,596
$84,169     $ 63,028
Average net assets (000)...........  $109,740     $93,620     $90,332
$74,005     $104,819
Ratios to average net assets:
  Expenses, including distribution
    fee............................      1.44%       1.49%(f)    1.42%(f)
1.54%(f)     1.94%(e)(f)
  Expenses, excluding distribution
  fee..............................      1.27%       1.32%(f)    1.30%(f)
1.44%(f)     1.90%(f)
  Net investment loss..............     (0.83)%     (0.59)%     (0.53)%
(0.63)%      (0.83)%
For Class A, B and C shares:
Portfolio turnover rate(c).........       106%        110%        112%
107%         115%
Average commission rate paid per
  share                                $.0592         N/A         N/A
N/A          N/A

---------------
 (a) Prior to June 10, 1991, the Fund was organized as a closed-end fund. On June 10, 1991, the Fund was re-organized as an open-end Fund and commenced offering of Class A and B shares.
 (b) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
 (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (d) Total return includes reinvestment of dividends and does not consider the effects of sales loads.
 (e) Ratios of expenses, before loan interest, commitment fees and nonrecurring expenses were 1.71% and 3.46% for Class A and Class B shares, repectively.
 (f) Current year amounts have been restated from prior periods presentation. See Notes to Financial Statements.
                                      -10-

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Financial Highlights

                                                          Class B(b)
                                Class C

----------------------------------------------------------------
-----------------------------

      June 10,                         August 1,

        1991                            1994(d)
                                           Year Ended December 31,
      Through         Year Ended        Through
                               -----------------------------------------------
   December 31,     December 31,     December 31,
                                 1995         1994         1993         1992
        1991             1995             1994
                               --------     --------     --------     --------
   ------------     ------------     ------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
  period.....................  $  11.56     $  13.18     $  12.56     $  11.65
     $  12.43         $  11.56         $  11.62
                               --------     --------     --------     --------
   ------------     ------------     ------------
Income from investment
  operations(c):
Net investment loss..........     (0.22)       (0.17)       (0.18)       (0.16)
       (0.08)           (0.22)           (0.05)
Net realized and unrealized
  gain (loss) on investment
  transactions...............      3.67        (1.14)        2.57         1.07
         3.16             3.67            (0.01)
                               --------     --------     --------     --------
   ------------     ------------     ------------
  Total from investment
  operations.................      3.45        (1.31)        2.39         0.91
         3.08             3.45            (0.06)
                               --------     --------     --------     --------
   ------------     ------------     ------------
Less distributions:
Distributions from net
  realized gains from
  investment transactions....     (0.52)       (0.31)       (1.77)          --
        (3.86)           (0.52)              --
                               --------     --------     --------     --------
   ------------     ------------     ------------
  Total distributions........     (0.52)       (0.31)       (1.77)          --
       (3.86)            (0.52)              --
                               --------     --------     --------     --------
   ------------     ------------     ------------
Net asset value, end of
  period.....................  $  14.49     $  11.56     $  13.18     $  12.56
     $  11.65         $  14.49         $  11.56
                               --------     --------     --------     --------
   ------------     ------------     ------------
                               --------     --------     --------     --------
   ------------     ------------     ------------
TOTAL RETURN(e):.............     30.11%      (10.20)%      19.21%        7.81%
       26.82%           30.11%           (0.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)......................  $290,751     $257,059     $252,911     $123,306
     $ 12,877         $  4,897         $  1,100
Average net assets (000).....  $265,597     $261,285     $179,456     $ 80,531
     $  1,922         $  2,961         $    225
Ratios to average net assets:
  Expenses, including
    distribution fee.........      2.27%        2.32%(g)     2.30%(g)
2.44%(g)       3.77%(a)(f)(g)    2.27%           6.23%(a)(g)
  Expenses, excluding
  distribution fee...........      1.27%        1.32%(g)     1.30%(g)
1.44%(g)       2.77%(a)(g)       1.27%           5.23%(a)(g)
  Net investment loss........     (1.66)%      (1.39)%      (1.40)%      (1.56)%
      (3.17)%(a)       (1.63)%          (3.36)%(a)

---------------
 (a) Annualized.
 (b) Prior to June 10, 1991, the Fund was organized as a closed-end fund.
     On June 10, 1991, the Fund was re-organized as an open-end Fund and commenced offering of Class A and B shares.
 (c) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering except 1994 for Class C shares.
 (d) Commencement of offering Class C shares.
 (e) Total return includes reinvestment of dividends and does not consider the effects of sales loads. Total returns for periods of less than one year are not annualized.
 (f) Ratios of expenses, before loan interest, commitment fees and nonrecurring expenses were 1.71% and 3.46% for Class A and Class
     B shares, respectively.
 (g) Current year amounts have been restated from prior periods presentation.
See Notes to Financial Statements.
                                      -11-

                         REPORT OF INDEPENDENT AUDITORS
To the Board of Directors and Shareholders of Nicholas-Applegate Fund, Inc.
   We have audited the accompanying statement of assets and liabilities of Nicholas-Applegate Growth Equity Fund, the only series of Nicholas-Applegate
Fund, Inc., including the portfolio of investments, as of December 31, 1995, and the related statement of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of Nicholas-Applegate Growth Equity Fund for the year ended December 31, 1994, and the financial highlights for each of the four years in the period then ended for Class A shares, and for each of the three years in the period then ended and for the period from June 10, 1991 (commencement of investment operations) to December 31, 1991 for Class B shares, and for the period from August 1, 1994
(commencement of investment operations) to December 31, 1994 for Class C shares, were audited by other auditors whose report dated February 8, 1995 expressed an unqualified opinion on those financial statements and financial highlights.
   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas-Applegate Growth Equity Fund as of December 31, 1995, the results of its operations the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.
ERNST & YOUNG LLP
Los Angeles, California
February 5, 1996
                                 TAX INFORMATION
   As required by the Internal Revenue Code, we are to advise you within 60 days of the Fund's fiscal year end (December 31, 1995) as to the federal tax status of dividends and distributions paid by the Fund.
   During the year ended December 31, 1995, the Fund paid a long-term capital gains distribution for Class A, Class B and Class C Shares of $.515 per share
(taxable as capital gains income). We wish to advise you that the corporate dividends received deduction for the Fund is zero.
   For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
                                      -12-

--Nicholas-Applegate Growth Equity Fund       ==Standard & Poor's 500 Index

Nicholas-Applegate Growth Equity Fund and the
S & P 500 Index:  Comparing a $10,000 Investment.

Average Annual
Total Returns
---------------
With Sales Load*
11.7% Since Inception
18.1% for 5 Years
24.6% for 1 Year
                                                 Class A
                                                 (GRAPH)
Without Sales Load*
12.4% Since Inception
19.3% for 5 Years
31.2% for 1 Year

Average Annual
Total Returns
----------------
With Sales Load*
15.1% Since Inception
25.1% for 1 Year
                                                 Class B
                                                 (GRAPH)
Without Sales Load*
15.2% Since Inception
30.1% for 1 Year

Average Annual
Total Returns
---------------
With Sales Load*
20.1% Since Inception
29.1% for 1 Year
                                                 Class C
                                                 (GRAPH)
Without Sales Load*
20.1% Since Inception
30.1% for 1 Year

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost.

These graphs are furnished to you in accordance with SEC regulations.
They compare a $10,000 investment in the Nicholas-Applegate Growth
Equity Fund (Class A, Class B and Class C) with a similar investment in the Standard & Poor's 500 Index by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of the most recent reporting period (December
31), as measured on a quarterly basis, beginning in 1987 for Class A shares, 1991 for Class B shares and 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial
$10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1995; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
Class B shares automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graph.

The S & P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S & P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities which comprise the S & P 500 may differ substantially from the securities in the Fund's portfolio. The S & P
500 is not the only index which may be used to characterize performance of growth equity funds and other indexes may portray different comparative performance.


Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free  (800) 225-1852

Directors
Arthur E. Nicholas, Chairman
Dann V. Angeloff
Fred C. Applegate
Theodore J. Coburn
Robert F. Gunia
Arthur B. Laffer
Charles E. Young

Officers
Jack C. Marshall, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Robert E. Carlson, Assistant Secretary
Deborah A. Docs, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, California 92101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Ernst & Young LLP
515 South Flower Street
Los Angeles, California 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker
555 South Flower Street
Los Angeles, California 90017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

653698209  MF151E
653698308  Cat. #4443715
653698407

